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                                                                    EXHIBIT 10.1

                       AMENDMENT AND ASSUMPTION AGREEMENT

         THIS AGREEMENT is made and entered into by and between Medical Assurance, Inc. ("Medical Assurance"), a Delaware corporation, and ProAssurance Corporation, a Delaware corporation ("ProAssurance");

                                  WITNESSETH:

         WHEREAS, Medical Assurance assumed the Mutual Assurance, Inc. 1995 Stock Award Plans under the term and conditions of an Amendment and Assumption Agreement, dated April 8, 1996, pursuant to which, among other things, the name of the plan was changed to the "MAIC Holdings, Inc. [now Medical Assurance, Inc.] Incentive Compensation Stock Plan (the "Stock Plan");

         WHEREAS, on June 27, 2001, ProAssurance became the publicly owned holding company for Medical Assurance and its subsidiaries and Medical Assurance became a privately held wholly-owned subsidiary of ProAssurance;

         WHEREAS, the Board of Directors of Medical Assurance has authorized Medical Assurance to assign to ProAssurance the rights and obligations of Medical Assurance under the Stock Plan, and the ProAssurance Board has authorized the assumption of the Stock Plan by ProAssurance and has approved an amendment to the Stock Plan to reflect such assumption;

         WHEREAS, the Board of Directors of ProAssurance has also approved certain amendments to the Stock Plan, including without limitation, the change of the name of the Stock Plan to the "ProAssurance Corporation Incentive Compensation Stock Plan;"

         WHEREAS, Medical Assurance and ProAssurance desire to enter into an agreement to reflect such assumption and amendments.

         NOW, THEREFORE, THESE PREMISES CONSIDERED, Medical Assurance and ProAssurance do hereby agree as follows:

         1. Medical Assurance does hereby assign and delegate to ProAssurance, and ProAssurance does hereby accept and assume, the rights and obligations of Medical Assurance under the terms and conditions of the Stock Plan, as heretofore amended and as amended hereby.

         2. Medical Assurance and ProAssurance agree that the Stock Plan is amended in the following respects:

                  (a) The Stock Plan is hereby amended to reflect the assumption of the Stock Plan by ProAssurance by deleting Section 1.6 and
Section 1.28 of the Stock Plan in their entirety therefrom and substituting in lieu thereof the following:
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                           1.6      "Company" shall mean ProAssurance, a
                  Delaware corporation.

                           1.28 "Stock" shall mean the common stock of the Company as adjusted pursuant to Section 5.2 hereof.

                  (b) The Stock Plan is hereby further amended to reflect the change in its name to the "ProAssurance Corporation Incentive Compensation Stock Plan" by deleting Sections 1.21 and 2.1 of the Stock Plan in their entirety therefrom and substituting in lieu thereof the following:

                           1.21     "Plan" shall mean the ProAssurance
                  Corporation Incentive Compensation Stock Plan, the terms of which are set forth herein.

                           2.1 Name. This plan shall be known as the "ProAssurance Corporation Incentive Compensation Stock Plan."

         3. ProAssurance hereby designates the Compensation Committee of the Board of Directors of ProAssurance as the Committee responsible for the administration of the Stock Plan under Article IV of said Stock Plan.

         4. ProAssurance hereby ratifies, confirms and approves the terms and conditions of the Stock Plan as heretofore amended and as amended hereby.

         5. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have duly executed this Assumption and Amendment Agreement on this 19th day of November 2001.

                                             MEDICAL ASSURANCE, INC.



                                             By: /s/ A. Derrill Crowe, M.D.
                                                -------------------------------
                                                Its:
                                                    ---------------------------

                                             PROASSURANCE CORPORATION

                                             By: /s/ Victor T. Adamo, Esq.
                                                -------------------------------
                                                Its: President
                                                    ---------------------------

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